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                                                                    EXHIBIT 99.6

                                     [LOGO]



                         AMERICAN LEISURE HOLDINGS, INC.



                                Corporate Summary
                                 September 2002




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                                IMPORTANT NOTICE

American Leisure Holdings, Inc. ("AMLH") has prepared this Corporate Summary for informational purposes only. While AMLH has endeavored to include herein information it believes to be reliable and relevant, neither AMLH nor any of its principals makes any representation or warranty as to the accuracy or completeness of such information.

The information and opinions expressed herein are subject to change without notice. The delivery of this Corporate Summary shall not, under any circumstances, create any implication that there has been no change in the operations or the financial affairs of AMLH since the date hereof.

This Corporate Summary, and the information contained herein, is not an offer to sell, nor a solicitation of an offer to buy, any securities of AMLH.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The following cautionary statements identify important factors that could cause AMLH's actual results to differ materially from those projected in the forward-looking statements made in this Corporate Summary. Any statements about AMLH's beliefs, plans, objectives, expectations, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "will", "are expected to", "should", "is anticipated", "estimated", "intends", "plans", "projection" and "outlook". Any forward-looking statements are qualified in their entirety by reference to various factors discussed throughout this Corporate Summary and discussed from time to time in AMLH's filings with the Securities and Exchange Commission. Among the significant factors that could cause AMLH's actual results to differ materially from those expressed in the forward-looking statements are:

   o   the potential risk of delay in implementing AMLH's business plan;

   o   the market for AMLH's travel and leisure services; and

   o   the need for additional financing.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, persons should not place undue reliance on any of these forward-looking statements. In addition, any forward-looking statement speaks only as of the date on which it is made, and AMLH undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which the statement is made, to reflect the occurrence of unanticipated events or otherwise. New factors emerge from time to time, and it is not possible for AMLH to predict which will arise or to assess with any precision the impact of each factor on AMLH's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.


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                                     SUMMARY

AMERICAN LEISURE HOLDINGS, INC. (referred to herein as "AMLH") has been designed and structured to own, control and direct a series of companies in the travel and tourism industries so that it can achieve significant vertical and horizontal integration in the sourcing of, and the delivery of, corporate and vacation travel services. AMLH will have a market defining presence, both in the Western and Eastern hemispheres, as it becomes the venue of first choice for the full range of individual and corporate consumers requiring travel fulfillment, from sole vacationers to wholesale travel services re-sellers. AMLH will employ innovative business models to source and control large segments of travel service business from the demand side to the fulfillment side. In addition, it will employ development and supply attainment models that will greatly reduce and/or eliminate many traditional hotel/resort development and operating risks.

AMLH will have unprecedented access to the demand side, by assembling subsidiaries that form and manage travel clubs and vacation clubs, two distinctly different ways to fulfill the travel inclinations of millions of Americans. AMLH will have an unprecedented advantage in fulfilling the travel needs of the travel and vacation club members through Hickory Travel Services
(HTS) that boasts affiliated membership of over 3,000 travel agencies. The volume of transient travel guests generated both from within and outside the AMLH clubs by these agents offers a group buying power that will provide AMLH affiliates and the travel customer excellent package rates on virtually every type of travel and accommodation anywhere in the world. AMLH intends to further meet the fulfillment needs of its travel club and vacation club members by providing its own resort properties and by its affiliation with the world's foremost vacation exchange programs Interval International (II) and RCI. All of the AMLH subsidiaries are designed to provide synergistic advantage to each other's profitability, which will flow to AMLH for the benefit of its shareholders.

AMLH will continue its acquisition process of the targeted subsidiaries. These acquisitions, once completed, are referred to within AMLH as the "roll-up companies." All roll-up companies are intended to come into AMLH by the end of this year. A synopsis of the roll-up companies is found in the next section of this Summary.

AMLH intends to maintain offices, call centers and sales centers in major cities throughout the United States, the United Kingdom and Germany. The main offices and corporate headquarters are in Saddlebrook, New Jersey. The Chairman of the Board of Directors and CEO is Mr. L. William Chiles, who currently holds the same position at HTS Holdings, Inc. and its subsidiary, Hickory Travel Systems, Inc. The daily operations of AMLH are administered by the founder, President and Chief Financial Officer, Mr. Malcolm J. Wright. AMLH will contain internal divisions that will oversee the operations of the subsidiaries, create synergies between the subsidiaries and coordinate the financial reporting of all subsidiaries. At present, the proposed AMLH internal divisions include:

 Hospitality:

   o   Acquisition

   o   Hotels and Resorts

   o   Management and property management systems

 Real Estate:

   o   Acquisition

   o   Development

   o   Management

   o   Sales

 Vacation Clubs:

   o   Off-site sales


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   o   On-site sales

   o   Promotion

 Travel Clubs:

   o   Communication & Public Relations

                       SUBSIDIARIES AND ROLL-UP COMPANIES

Hickory Travel Systems, Inc. ("HTS")

Hickory Travel Systems, Inc. ("HTS") brings to AMLH its network/consortium of 160 well established travel agencies comprised of over 3,000 seasoned travel agency locations worldwide. As a group of members, they have amassed approximately $17 billion in travel bookings per year over the past several years. HTS will focus on the fulfillment of all of the AMLH group companies travel needs. AMLH intends to make significant improvements to the operating methods of HTS for the benefit of itself and HTS' member base, including but not limited to:

   o   Unified purchasing and re-selling;

   o   Adding the marketing of mini-vacations for vacation club sales

   o   Fulfillment of travel club member travel

   o   Wholesale sales

   o   Branding and third party branding packaging

   o   Acquisition of additional travel network/consortiums

Other improvements planned include a financial services division that will finance vacations, invest in agencies and enable HTS members to clear purchases through the AMLH Merchant Services Division and re-invest their daily cash flows.

AMLH has obtained an option to acquire control of HTS. The acquisition is anticipated to close in Fall 2002.

American Travel & Marketing Group, Inc. ("ATMG")

ATMG will generate significant travel business through the creation of clubs comprised of affinity based travelers. ATMG has developed a travel club system and travel incentive strategy that creates and fulfills the travel and incentive needs of corporations, organizations and associations with significant member bases. AMTG is poised to secure a significant market share of the affinity-travel marketing segment. As the proprietor and manager of clubs it creates, ATMG anticipates substantial revenue from annual membership fees and commissions earned on the sale of travel services once the infrastructure has been finalized to communicate and sell to its affinity-based club databases. The value added to ATMG programs by being a part of the AMLH family includes the fulfillment capacity of HTS and the hotel/resort assets to be provided by AMLH through its resort division.

American Leisure, Inc. ("ALI")

ALI will be the holding company for all AMLH Leisure Travel divisions.

   o   American Leisure Travel

   o   American Leisure Vacations

   o   American Leisure Holidays

   o   American Leisure Tours

   o   American Leisure Cruises


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It will also package holidays and vacations and sell these within the trade and through its own tour operations.

Sunstone Golf Resort, Inc. ("SGR")

SGR is currently in the planning stage as a 799 unit vacation destination resort in Orlando, Florida. Development is scheduled to commence in Spring 2003. AMLH intends to provide development and financing support for the development of the resort so that it will become one of many fine vacation destinations to be owned by AMLH.

Leisureshare International, Ltd.: ("LIP")

LIP, formed in 1983, has brought to AMLH the opportunity to purchase the resort "The Enchanted Gardens", a tropical vacation hotel/resort in Ocho Rios, Jamaica. In addition, LIP brings the vacation marketing company Leisureshare International, Inc. ("LII"). LII will be incorporated into the AMLH divisions dedicated to sales of vacation properties and vacation club memberships. LIP has entered into a memorandum of understanding prior to completing the transaction. The acquisition is anticipated to close in Spring 2003.

                                 BUSINESS MODEL

The mission of AMLH is to own and operate vacation hotel/resort properties, to build large travel club membership bases through various club programs, to build a large membership base in its vacation clubs and then to promote resort assets and sell travel services and vacation ownership to those members and other corporate and vacation travellers.

A vital element to the AMLH development and business models is that the AMLH hotel/resort assets will be marketed and occupied in a two pronged approach. The two-pronged approach or the Convergent Occupancy technique is a break in the traditional hotel/resort development and operating paradigms. AMLH intends to use the hotel/resort asset for both transient guest occupancy as well as vacation club member occupancy. Similarly, AMLH will approach the development of hotel/resort assets in much the same way. AMLH will use the vacation asset sales approach to support the front end and amenity costs and, whenever possible, to utilize vacation asset buyer financing to support the construction costs of a resort asset. By this approach, AMLH intends to minimize its capital at risk and significantly shorten the development cycle.

AMLH intends to capitalize on the following basic premises:

1. Club Creation and Administration: AMLH will capitalize on its assembled subsidiaries designed to promote and service both travel clubs and vacation clubs to derive membership dues revenue, travel commissions revenue and prospects for conversion of travel club members to vacation club members. To enhance membership benefits, AMLH intends to affiliate with the world's two premier vacation asset exchange programs, provide finance vehicles to members, provide credit cards, credit union, and group and travel insurance.

2. Resort Real Estate: Based on management's estimated valuations. AMLH has acquired, or intends to acquire, subject to financing and other conditions, approximately $49,500,000 of vacation resort assets, located in prominent vacation destinations, which will be subject to approximately $24,000,000 of debt. AMLH intends to purchase additional vacation resort assets, particularly in the Caribbean and Florida resort areas where the demand for vacation property is strong the majority of the year.

The AMLH development model utilizes a financing strategy designed to reduce AMLH's capital requirement in large scale projects. By selling only enough units to pay for the land, infrastructure and resort amenities, the resort capitalization, financing and operating risks have been shifted to the third party owners of the vacation rental properties. The model creates development profits for AMLH and allows the initiation of vacation club membership sales without the risks of the traditional vacation asset ownership


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model. Additionally, AMLH will have control of the home owners' association, the dues from which will cover the common area maintenance, management costs and on site staffing costs. AMLH will contract with its own resort management division to handle the resorts management and transient rental of the vacation properties.

The ownership of the vacation resort assets provides AMLH with many significant benefits:

   o Accumulates tangible assets for the corporate balance sheet and future asset based financing;

   o Creates premier status and credibility for the AMLH vacation clubs compared to other vacation programs that do not have their own proprietary resort assets;

   o Provides an on-site sales opportunities for the marketing of the AMLH travel and vacation club memberships;

   o Provides AMLH with a regular profit center from the use of its resort assets by traditional transient guests and allows the vacation club to fill up the unoccupied weeks at little cost to AMLH, as traditionally the resort would normally not have used this inventory; and

   o Enables AMLH to sell vacation club weeks (up to 40% in each resort), to enable AMLH to reduce or eliminate its capital cost in each resort asset.

AMLH will be able, therefore, to maintain sufficient inventory for the vacation club members and the capital generated from the vacation club and vacation asset sales will capitalize the acquisition and development of additional resort assets. This feature of the proprietary ownership of resort assets will distinguish AMLH from those vacation clubs that either have no resorts or which use their properties solely for the use of their member bases.

3. Vacation Ownership: AMLH will market its vacation assets and vacation club memberships to the general public. The membership bases of the AMLH vacation and travel clubs and guests staying at the AMLH resort assets will provide an ongoing source of prospects for AMLH's vacation assets and vacation club membership sales. The database of HTS will allow AMLH to target market specific demographic sectors in its customer data bases to sell its vacation ownership products.

There are two added benefits to this method. First, there is little or no cost for the data. Second, the added product lines provide another source of revenue to the HTS member network/consortium. Revenues from the sale of vacation assets and vacation club memberships is expected to be a significant component in the ability of AMLH to capitalize the front end of developments and the equity requirement for existing resort acquisitions.

The relationship of travel club membership programs, resort asset operations and vacation club membership sales is mutually beneficial for several reasons.

   o The size, growth and quality of the AMLH resort asset portfolio will enhance sales of vacation club sales.

   o Resort operations will benefit from the fulfillment department, which grows with the number of memberships generated by the rapid growth of the LII, ATMG and vacation club programs.

   o Travel clubs and transient resort guests will provide a very low cost source of vacation asset and vacation club prospects and sales. Vacation ownership sales will provide capital for the acquisition of additional resorts.

   o Most importantly, the resort asset revenues from the transient resort guest subsidize the start-up of vacation club membership sales or vacation asset sales in each project and, therefore, substantially reduce the risk. This is because the cost of carrying the inventory, the cost of management, operations and the cost of extensive amenities, are borne by the resort asset revenues rather than from equity capital of AMLH.

4. Travel Services: AMLH will capitalize on the large travel requirements of servicing the HTS agencies, the travel clubs and the vacation clubs to garner significant group purchasing, branding and third party branding power so as to become one of the foremost travel services providers in the Western Hemisphere.


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By actively generating demand side impetus coupled with having the structure to fulfill the travel requirements both at AMLH resort assets and at other venues, AMLH will seek to obtain seamless vertical and horizontal integration of services such that the traveler's entire range of needs can be fulfilled or provided by an AMLH company.

5. Durability of Systems: AMLH is keenly aware of the potential impact on travel and tourism from world events and world economic conditions. AMLH will continually maintain a policy of providing economic justification (i.e., benefit) to its constituencies so as to minimize the impact of economic downturns on the members ability to make and carry out vacation plans. Ways in which AMLH will capitalize on its ability to provide the most cost efficient travel and vacation services so as to weather any downturn in travel is to rely on both transients and members to complete occupancy in its resort assets, acquire and retain capital from the sale of its vacation assets and vacation club memberships, provide and lay-off travel insurance which covers world calamities, pro-actively circumvent attrition by initiating contact with all travel customers on regular intervals to cement the travel decision (note 3). The practical advantage provided by the vacation club model is that large numbers of members pay a relatively small amount of annual dues to maintain their memberships. Whether the member is decides to travel or not, the dues revenue will generously contribute to the overhead of the club resort assets.

6. Group Purchasing Power. HTS, founded in 1976, as an international consortium of more than 160 members, representing approximately 3,000 locations worldwide and approximately $17 billion in travel buying volume (i.e., airlines, car rentals, cruise lines and hotel/resorts), allows the AMLH membership bases to realize significant savings on travel due to the increased buying power generated by such volume. In addition, such buying power generates increased profits for AMLH. As the membership base of the travel clubs grows to numbers projected to exceed 1,800,000, over the next five years those existing preferred relationships and purchasing discounts already established by HTS are expected to increase substantially resulting in additional profits.

7. Membership Base. ATMG and LII are projected to accumulate over 1,800,000 active members over the next five years. Additional programs such as a membership club for golfers and other affinity groups are expected to add more to the total number of members belonging to AMLH travel and vacation clubs. While the annual membership fees projected to be collected are substantial, the ongoing revenue earned from providing travel services to the membership bases accounts for a substantial amount of AMLH's travel services revenues.

8. Telephone Marketing: AMLH will realize additional revenue from the sale of products to its membership bases and by having the ability to launch substantial marketing promotions to augment membership sales. This can be done through ATMG and LII telephone solicitation operations. The telemarketing division of AMLH can also provide services for third party companies to generate operating revenues. At full complement, the department will have 100 telephone stations that can operate for twenty weekly shifts. The department will be able to make hundreds of thousands of calls annually and operate as a separate profit center.

                                   CONCLUSION

The consistent objective of AMLH is to maximize the net revenue production of each division and subsidiary. AMLH seeks to acquire and operate resort assets in multiple locations and operate them in the Convergent Occupancy model. The transient guest revenues will support the annual operating and debt costs. Supplementing occupancy with vacation club candidates and members will provide fulfillment to the vacation club members and extra revenue for the resort assets. Other AMLH operating units are designed to enhance the financing strategies of the Convergent Occupancy model and facilitate sales and marketing, particularly lead generation. When possible, these operating units are structured as separate profit centers, but most importantly they provide a controlled and lower cost infrastructure necessary to maximize the Convergent Occupancy model.

The interplay and inter-dependency of all of the AMLH companies is essential to the success of AMLH. The team that has been assembled is very like-minded with each member having a definitive area of


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expertise but also an appreciation of the nature and importance of the other components of AMLH. Though an overused term, the AMLH models are the consummate example of synergy.

The principals of AMLH are also principals in companies that will provide services associated with the business activities of AMLH. These principals are available to AMLH because AMLH can utilize their expertise as well as their services as both in-house and independent service providers. These services include project development, property management, marketing and sales - all of which will support the mission of AMLH.



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